UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018 (November 1, 2018)

I-AM CAPITAL ACQUISITION COMPANY

 (Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 11th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 878-3684

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

I-AM Capital Acquisition Company (the “Company or “I-AM Capital”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2018 (the “Original 8-K”), solely to remove references to a stock purchase agreement which was previously reported as entered into by I-AM Capital but which was not executed. No other changes were made to the Original 8-K.

 Item 1.01   Entry Into a Material Definitive Agreement.

Third Amendment to Share Subscription Agreement

As previously disclosed in the Current Reports on Form 8-K of I-AM Capital Acquisition Company (the “Company” or I-AM Capital”), filed with the Securities and Exchange Commission (“SEC”) on May 9, 2018 and June 28, 2018, on May 3, 2018, the Company entered into a share subscription agreement (as amended by the Amendment Cum Addendum dated June 22, 2018 and the Second Amendment Cum Addendum dated August 2, 2018, the “Subscription Agreement”), with Smaaash Entertainment Private Limited, a private limited company incorporated under the laws of India (“Smaaash”), Shripal Morakhia (“Morakhia”), and AHA Holdings Private Limited (“AHA Holdings”, and together with Morakhia, the “Smaaash Founders”), pursuant to which the Company agreed to contribute a cash amount of up to $49 million (the “Investment Amount”) to Smaaash in exchange for (i) up to 89,583,215 newly issued equity shares of Smaaash (“Subscription Shares”), (ii) the right to act as the sole distributor of Smaaash’s active entertainment games in North and South America and (iii) the right to act as the master franchisee for Smaaash’s active entertainment centers in North and South America (the transactions contemplated by the Subscription Agreement, collectively, the “Business Combination”). Assuming a cash contribution amount of $49 million, the Subscription Agreement provides that the equity shares received by the Company would represent approximately 27.53% of the equity capital of Smaaash; provided that such percentage shall be decreased proportionately depending on the number of shares of the Company’s common stock that the public holders of the Company’s common stock elect to redeem in connection with the vote on the Business Combination and the resulting reduction in funds available for contribution to Smaaash.

Pursuant to the Subscription Agreement, the Smaaash Founders further agreed that within six (6) months following the closing of the Business Combination (the “Closing Date”), they shall transfer all of their ownership interest in Smaaash (representing 33.6% of the share capital of Smaaash on a fully diluted basis as of June 22, 2018) (the “Additional Smaaash Shares”) to the Company in exchange for newly issued shares of common stock of the Company (the “Transferred Company Shares”) in an amount which would enable the Smaaash Founders to retain their 33.6% ownership interest in Smaaash indirectly through  their interest in the Company.

On November 1, 2018, the Company, Smaaash and the Smaaash Founders entered into that certain Third Amendment Cum Addendum to the Share Subscription Agreement Dated May 3, 2018 (the “Amendment”), pursuant to which the Subscription Agreement was further amended to, among other things, provide that the Company shall issue an aggregate of 2,000,000 shares of its common stock, upon consummation of the Business Combination, to the Smaaash Founders as an upfront portion of the Transferred Company Shares (the “Upfront I-AM Shares”).

The issuance of such Upfront I-AM Shares will be held in escrow and shall be either, (i) if the Additional Smaaash Shares are not transferred in full to the Company within the designated six-month period, cancelled, or (ii) if the Additional Smaaash Shares are transferred in full to the Company within the designated six-month period, released from escrow and the number of Upfront I-AM Shares shall be deducted from the Transferred Company Shares that will be issued to the Smaaash Founders upon the delivery of the Additional Smaaash Shares.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1.

Forward Stock Purchase Agreements

On November 2, 2018, the Company entered into a stock purchase agreement (the “Polar SPA”) with Polar Asset Management Partners Inc. (“Polar”), pursuant to which Polar agreed to sell up to 490,000 shares of the Company’s common stock to the Company 30 days after the consummation of the Business Combination (the “Polar Sale”).

On November 5, 2018, the Company also entered into a stock purchase agreement (the “K2 SPA”) with K2 Principal Fund L.P. (“K2”, and together with Polar, the “Funds” and each a “Fund”), pursuant to which K2 agreed to sell up to 220,000 shares of the Company’s common stock to the Company (the “K2 Sale”) 30 days after the consummation of the Business Combination ((the “K2 Sale” and together with the Polar Sale, the “Stock Sales”).

Each Fund has the right to sell its respective shares to third parties prior to the expiration of the 30-day period. In connection with the closing of the Stock Sales, the Company will pay each Fund $11.23 for each of the shares of the Company’s common stock still held by such Fund at such time and the Company’s sponsor has agreed to transfer to Polar and K2, 150,000 and 66,000 restricted shares of the Company’s common stock, respectively, that are currently held by the Company’s sponsor.

The foregoing summary of the Polar SPA and the K2 SPA is qualified in its entirety by reference to the complete text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1	Third Amendment Cum Addendum to the Share Subscription Agreement Dated May 03, 2018, dated as of November 1, 2018. (1)

10.1	Stock Purchase Agreement, dated as of November 2, 2018, by and between the Company and Polar Asset Management Partners Inc. (2)

10.2	Stock Purchase Agreement, dated as of November 5, 2018, by and between the Company and K2 Principal Fund L.P. (3)

(1)	Previously filed as Annex A to the Company’s Proxy Statement Supplement, which was filed with the SEC on November 5, 2018, and is incorporated herein by reference thereto.

(2)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which was filed with the SEC on November 7, 2018, and is incorporated herein by reference thereto.

(3)	Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, which was filed with the SEC on November 7, 2018, and is incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2018

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer